As filed with the Securities and Exchange Commission on March 20, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

Innovator ETFs® Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary proxy materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PO Box 211230, Eagan, MN 55121-9984

Scan to Vote Online

IMMEDIATE ACTION NEEDED BELOW

VOTE YOUR PROXY. STOP THE SOLICITATION.

INNOVATOR ETFS TRUST

We are reaching out because your Innovator ETF vote has not yet been received. We understand the outreach has been persistent, and we appreciate your patience. We have a few ways you can vote today.

Scan the QR code in the right corner above to Vote Online – Quick and Easy!

Call to vote with live agent
1-866-217-8062	Scan to call

Innovator has engaged Sodali & Co. to solicit shareholders. Please call at your earliest convenience.

Hours of Operation:

•	Monday – Friday from 10:00 a.m. to 11:00 p.m. ET
•	Saturday from 12:00 p.m. to 5:00 p.m. ET

Have your reference number(s) ready. A representative will walk you through it. Voting your shares will take less than one minute.

REFERENCE NUMBER(S):

Link to proxy statement and all materials: https://proxyvotinginfo.com/p/innovatoretfs2026

The Proxy Statement contains important information about a proposal affecting your fund and therefore you are advised to read it.

INETF IA3